UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 12/31

Date of reporting period: 3/31/2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                       as of March 31, 2016 (Unaudited)

Deutsche Communications Fund

	Shares	Value ($)
Common Stocks 99.1%
Communications Equipment 3.7%
Cisco Systems, Inc.	124,049	3,531,675
QUALCOMM, Inc.	14,302	731,404
		4,263,079
Media 8.5%
Comcast Corp. "A"	74,922	4,576,236
Liberty Global PLC "A"*	35,442	1,364,517
Time Warner Cable, Inc.	7,482	1,530,967
Time Warner, Inc.	31,144	2,259,497
		9,731,217
National Carriers 65.2%
AT&T, Inc.	426,478	16,705,143
BCE, Inc.	30,000	1,367,238
BT Group PLC	756,800	4,779,689
CenturyLink, Inc. (a)	62,025	1,982,319
Deutsche Telekom AG (Registered)	353,554	6,337,388
KDDI Corp.	132,500	3,525,504
Koninklijke (Royal) KPN NV	180,000	753,615
Nippon Telegraph & Telephone Corp.	120,000	5,139,792
Orange SA	287,111	5,023,681
Proximus SA	10,000	341,759
Singapore Telecommunications Ltd.	700,000	1,971,129
Swisscom AG (Registered)	3,000	1,629,127
TDC AS	150,000	735,573
Telecom Italia SpA (RSP)	300,000	261,930
Telefonica SA	380,882	4,265,334
Telenor ASA	50,000	807,695
TELUS Corp.	30,000	976,631
Verizon Communications, Inc.	294,513	15,927,263
Zayo Group Holdings, Inc.*	83,278	2,018,659
		74,549,469
Real Estate Investment Trust 3.5%
American Tower Corp. (REIT)	8,782	899,014
Crown Castle International Corp. (REIT)	35,442	3,065,733
		3,964,747
Semiconductors 1.9%
ARM Holdings PLC	150,000	2,191,748
Technology Hardware, Storage & Peripherals 1.7%
Apple, Inc.	17,722	1,931,521
Wireless Services 14.6%
Millicom International Cellular SA (SDR)	5,000	273,700
SBA Communications Corp. "A"*	26,582	2,662,719
SoftBank Group Corp.	70,000	3,321,744
T-Mobile U.S., Inc.*	65,380	2,504,054
Vodafone Group PLC	2,500,000	7,944,052
		16,706,269
Total Common Stocks (Cost $98,658,211)		113,338,050
Securities Lending Collateral 1.8%
Daily Assets Fund "Capital Shares", 0.48% (b) (c) (Cost $2,030,500)	2,030,500	2,030,500
Cash Equivalents 0.2%
Central Cash Management Fund, 0.37% (b) (Cost $177,232)	177,232	177,232
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $100,865,943) †	101.1	115,545,782
Other Assets and Liabilities, Net	(1.1)	(1,230,540)
Net Assets	100.0	114,315,242

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Non-income producing security.
†	The cost for federal income tax purposes was $100,886,263. At March 31, 2016, net unrealized appreciation for all securities based on tax cost was $14,659,519. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,495,796 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,836,277.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2016 amounted to $1,981,520, which is 1.7% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust
RSP: Risparmio (Convertible Savings Shares)
SDR: Swedish Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communications Equipment	$4,263,079	$—	$—	$4,263,079
Media	9,731,217	—	—	9,731,217
National Carriers	38,977,253	35,572,216	—	74,549,469
Real Estate Investment Trust	3,964,747	—	—	3,964,747
Semiconductors	—	2,191,748	—	2,191,748
Technology Hardware, Storage & Peripherals	1,931,521	—	—	1,931,521
Wireless Services	5,166,773	11,539,496	—	16,706,269
Other Receivable**	—	—	666,675	666,675
Short-Term Investments (d)	2,207,732	—	—	2,207,732
Total	$66,242,322	$49,303,460	$666,675	$116,212,457

There have been no transfers between fair value measurement levels during the period ended March 31, 2016.

**	Other receivable represents the fair value of the remaing amount of a pending claim of the pending sale of participary notes for which Lehman Brothers is the counterparty.

(d)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Communications Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 23, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 23, 2016